                                                               Exhibit 99 (a)










                              R.O.W. SCIENCES, INC.
                                    --------

                              FINANCIAL STATEMENTS
                    Years Ended June 30, 1997, 1996 and 1995
                                       AND
                          INDEPENDENT AUDITORS' REPORT

                                TABLE OF CONTENTS



Description                                                            Pages
-----------                                                            -----
Independent Auditors' Report                                             1

Balance Sheets                                                           2

Statements of Income                                                     3

Statements of Stockholders' Equity                                       4

Statements of Cash Flows                                                 5

Notes to Financial Statements                                         6-14


                          INDEPENDENT AUDITORS' REPORT



To the Board of Directors
R.O.W. Sciences, Inc.

    We have audited the accompanying balance sheets of R.O.W. Sciences, Inc. as of June 30, 1997 and 1996, and the related statements of income, stockholders' equity and cash flows for each of the three years in the period ended June 30, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of R.O.W. Sciences, Inc. as of June 30, 1997 and 1996, and the results of its operations and cash flows for each of the three years in the period ended June 30, 1997, in conformity with generally accepted accounting principles.


/S/ Rubino & McGeehin

August 22, 1997
Bethesda, Maryland

                              R.O.W. SCIENCES, INC.
                                 BALANCE SHEETS
                             June 30, 1997 and 1996
                                   ----------

                                     ASSETS


                                                     1997             1996
                                                     ----             ----
Current assets
   Cash and cash equivalents                   $    438,246     $    743,367
   Accounts receivable                            9,061,165        8,683,230
   Employee and other receivables                    32,331           50,276
   Prepaid expenses                                 132,429          142,169
   Income taxes receivable                           41,223           67,400
   Deferred income taxes                            383,518          381,865
                                                ------------     -----------
   Total current assets                          10,088,912       10,068,307
Property and equipment, net of accumulated
 depreciation and amortization                    1,327,578        1,611,190
Deposits                                             32,982           42,030
                                               -------------     ------------
   Total assets                                $ 11,449,472     $ 11,721,527
                                               -------------     ------------
                                               -------------     ------------



                      LIABILITIES AND STOCKHOLDERS' EQUITY



                                                     1997             1996
                                                     ----             ----
Current liabilities
   Notes payable, current portion              $   3,373,276    $    157,309
   Accounts payable                                1,288,824       2,206,942
   Accrued expenses                                2,528,428       2,494,308
   Capital lease obligations, current portion         39,574          64,269
   Income taxes payable                                -               2,732
                                               --------------    ------------
   Total current liabilities                       7,230,102       4,925,560

Long-term liabilities, less current portion
   Notes payable                                   2,116,698         298,070
   Capital lease obligation                            -              39,574
   Deferred rent                                     492,757         503,423
                                               --------------    ------------
   Total liabilities                               9,839,557       5,766,627
                                               --------------    ------------
Stockholders' equity
  Common stock; $.01 par value; 1,000,000
  shares authorized; 693,328 and 943,500
  shares outstanding                                   6,933           9,435
  Additional paid-in capital                          39,983           8,995
  Retained earnings                                3,824,903       5,936,470
  Less:  unearned ESOP shares                     (2,261,904)           -
                                               --------------     ----------
  Total stockholders' equity                       1,609,915       5,954,900
                                               --------------     ----------
  Total liabilities and stockholders' equity   $  11,449,472    $ 11,721,527
                                               --------------     ----------
                                               --------------     ----------


The accompanying notes are an integral part of these financial statements.

                              R.O.W. SCIENCES, INC.
                              STATEMENTS OF INCOME
                    Years Ended June 30, 1997, 1996 and 1995
                                   -----------


                                                     1997                1996                 1995
                                                     ----                ----                 ----
Contract revenue                              $     38,652,447    $     38,307,848     $     42,915,063

Contract and operating costs                        36,185,371          36,046,368           40,376,425
                                                 -------------       -------------        -------------

Income from operations                               2,467,076           2,261,480            2,538,638

Other income (expenses)
   Interest income                                      31,113              10,400                7,040
   Interest expense                                   (160,988)            (97,983)            (225,448)
                                                 -------------       -------------        -------------

Income before provision for income taxes             2,337,201           2,173,897            2,320,230

Provision for income taxes                             951,991             879,197              901,020
                                                 -------------       -------------        -------------

Net income                                    $      1,385,210    $      1,294,700     $      1,419,210
                                                 -------------       -------------        -------------
                                                 -------------       -------------        -------------




The accompanying notes are an integral part of these financial statements.

                              R.O.W. SCIENCES, INC.
                       STATEMENTS OF STOCKHOLDERS' EQUITY
                    Years Ended June 30, 1997, 1996 and 1995


                                                   Additional                             Unearned           Total
                                     Common          Paid-In            Retained            ESOP          Stockholders'
                                     Stock           Capital            Earnings           Shares            Equity
                                     -----           -------            --------           ------            ------
Balance, June 30, 1994            $    9,985      $         -       $    4,221,005     $       -          $ 4,230,990

Repurchase of common stock
   (30,500 shares)                      (305)               -             (548,695)            -             (549,000)

Net income for the year                    -                -            1,419,210             -            1,419,210
                                     -------         --------         ------------       ------------      ------------

Balance, June 30, 1995                 9,680                -            5,091,520             -            5,101,200

Repurchase of common stock
   (25,000 shares)                      (250)               -             (449,750)            -             (450,000)

Issuance of common stock
   (500 shares)                            5            8,995                    -             -                9,000

Net income for the year                    -                -            1,294,700             -            1,294,700
                                     -------         --------         ------------       ------------      ------------

Balance, June 30, 1996                 9,435            8,995            5,936,470             -            5,954,900

Repurchase of common stock
   (253,082 shares)                   (2,531)          (8,995)          (3,496,777)            -           (3,508,303)

Issuance of common stock
   (2,910 shares)                         29           39,983                    -             -               40,012

Unearned ESOP shares                       -                -                    -         (2,261,904)     (2,261,904)

Net income for the year                    -                -            1,385,210             -            1,385,210
                                     -------         --------         ------------       ------------      ------------

Balance, June 30, 1997            $    6,933      $    39,983       $    3,824,903    $    (2,261,904)    $ 1,609,915
                                     -------         --------         ------------       ------------      ------------
                                     -------         --------         ------------       ------------      ------------


The accompanying notes are an integral part of these financial statements.

                              R.O.W. SCIENCES, INC.
                            STATEMENTS OF CASH FLOWS
                    Years Ended June 30, 1997, 1996 and 1995


                                                                  1997                 1996                1995
                                                                  ----                 ----                ----
Cash flows from operating activities:
   Net income                                                $  1,385,210         $  1,294,700         $  1,419,210
   Adjustments to reconcile to net cash
     provided by operating activities:
       Depreciation and amortization                              659,352              649,304              606,452
       Deferred income taxes                                       (1,653)             (11,288)            (270,292)
       (Increase) decrease in:
         Accounts receivable                                     (377,935)           1,080,226            1,217,336
         Other receivables-employees and others                    17,945               77,441              (61,605)
         Prepaid expenses                                           9,740               10,818              (11,917)
         Income taxes receivable                                   26,177              (67,400)                   -
         Deposits                                                   9,048               13,247               10,887
       Increase (decrease) in:
         Accounts payable                                        (918,118)             443,698             (128,454)
         Accrued expenses                                          34,120             (189,484)             349,842
         Income taxes payable                                      (2,732)             (56,637)              28,138
         Deferred rent                                            (10,666)              17,991               94,153
                                                             ------------         ------------          ------------

           Net cash provided by operating activities              830,488            3,262,616            3,253,750
                                                             ------------         ------------         -------------

Cash flows from investing activities:
   Acquisition of property and equipment                         (375,740)            (661,088)            (588,704)
                                                             ------------         ------------         -------------

           Net cash used by investing activities                 (375,740)            (661,088)            (588,704)
                                                             ------------         ------------         -------------

Cash flows from financing activities:
   Net proceeds (payments) under line of credit
     agreement                                                  2,930,000           (1,079,016)          (2,326,795)
   Payments on long-term debt                                    (157,309)            (194,932)            (227,965)
   Payments on capital lease obligations                          (64,269)             (75,982)            (103,183)
   Proceeds from issuance of common stock                          40,012                9,000                    -
   Repurchase of common stock                                  (3,508,303)            (559,800)                   -
                                                             ------------         ------------         -------------
           Net cash used by financing activities                 (759,869)          (1,900,730)          (2,657,943)
                                                             ------------         ------------         -------------
Net (decrease) increase in cash                                  (305,121)             700,798                7,103

Cash and cash equivalents, beginning of year                      743,367               42,569               35,466
                                                             ------------         ------------         -------------

Cash and cash equivalents, end of year                      $     438,246         $    743,367         $     42,569
                                                             ------------         ------------         -------------
                                                             ------------         ------------         -------------


The accompanying notes are an integral part of these financial statements.

                              R.O.W. SCIENCES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                    Years Ended June 30, 1997, 1996 and 1995
                                     ------


1. Organization

    R.O.W. Sciences, Inc. (the Company) was incorporated in February 1983 under the laws of the state of Delaware. The Company provides research and consulting services specializing in medical and scientific applications, primarily under prime contracts and subcontracts for agencies of the federal government.

2. Summary of Significant Accounting Policies

    The accompanying financial statements have been prepared in conformity with generally accepted accounting principles. Accounting policies which affect significant aspects of the Company's financial statements are summarized below.

    Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

    Revenue Recognition

    Revenue from cost-plus-fixed-fee contracts is recorded on the basis of direct costs plus indirect costs incurred and includes estimated earned fees based on the contract fee percentages multiplied by the contract costs incurred. Revenue from fixed-price contracts is recognized on the percentage-of-completion method, measured by the cost-to-cost method for each contract. Revenue from time and materials contracts is recognized based on fixed hourly rates for direct labor hours expended. The fixed rate includes direct labor, indirect expenses and profit. Materials and other specified direct costs are recorded at actual costs.

    Contract costs include all direct material and labor costs and indirect costs related to contract performance. Contract costs and general and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability, including final contract settlements, may result in revisions to costs and income and are recognized in the period in which the revisions are determined.

                              R.O.W. SCIENCES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                    Years Ended June 30, 1997, 1996 and 1995
                                     ------


2. Summary of Significant Accounting Policies (continued)

    Income Taxes

    The Company follows the liability method of accounting for income taxes. Deferred income tax liabilities and assets are recognized for cumulative temporary differences between book and tax bases of assets and liabilities as of the balance sheet date based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Income tax expense is the tax payable for the period and the change during the period in the deferred tax assets and liabilities.

    Depreciation and Amortization

    Property and equipment are recorded at cost and depreciated by charges to operating expenses, using straight-line and accelerated methods, at rates based on estimated useful lives of five to ten years. Leasehold improvements are capitalized at cost and amortized on a straight-line basis over lease terms.

    Maintenance and repair costs are charged to expense as incurred. Replacements and betterments are capitalized. At the time properties are retired or otherwise disposed of, the property and related accumulated depreciation or amortization accounts are relieved of the applicable amounts and any gain or loss is credited or charged to income.

    Cash Concentration

    The Company maintains deposits with federally insured financial institutions. Balances often exceed insured limits. Management, however, does not consider this a significant concentration of credit risk.

    Cash Equivalents

    Cash equivalents consist of short-term investments with original maturities under 90 days. The Company's cash equivalents consist of overnight investments in repurchase agreements.

    Reclassification

    Certain amounts in the prior years financial statements have been reclassified for comparative purposes to conform with the presentation in the current year financial statements.

                              R.O.W. SCIENCES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                    Years Ended June 30, 1997, 1996 and 1995
                                     ------




3. Accounts Receivable

   Accounts receivable as of June 30, 1997 and 1996, consist of the following:



                                              1997               1996
                                              ----               ----
Billed
U.S. Government
  Prime Contracts                    $     7,507,456     $     7,372,140
  Subcontracts                               516,040             493,595
                                         ------------        ------------
  Total U.S. Government                    8,023,496           7,865,735
Commercial and other                         243,987              31,148
                                         ------------        ------------
  Total billed                             8,267,483           7,896,883
                                         ------------        ------------
Unbilled
U.S. Government
  Prime Contracts                            792,381             596,116
  Subcontracts                                (8,898)              6,487
                                         ------------        ------------
  Total U.S. Government                      783,483             602,603
Commercial and other                          10,199             183,744
                                         ------------        ------------
  Total unbilled                             793,682             786,347
                                         ------------        ------------
  Total accounts receivable          $     9,061,165     $     8,683,230
                                         ------------        ------------
                                         ------------        ------------


Unbilled accounts receivable consist principally of costs incurred which are billable subsequent to year end under contract terms, and the excess of actual indirect cost rates over provisional rates. The excess generally becomes billable after the indirect cost rates are audited by the Defense Contract Audit Agency (DCAA). Substantially all unbilled accounts receivable will likely be collected after one year.

4. Property and Equipment

    Property and equipment as of June 30, 1997 and 1996, consist of the following:


                                                         1997                 1996
                                                         ----                 ----
    Furniture, fixtures and equipment             $     3,952,589      $     3,623,396
    Leasehold improvements                                652,897              606,350
    Less:  accumulated depreciation
     and amortization                                  (3,277,908)          (2,618,556)
                                                   ----------------     ----------------
                                                  $     1,327,578      $     1,611,190
                                                   ----------------     ----------------
                                                   ----------------     ----------------


                              R.O.W. SCIENCES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                    Years Ended June 30, 1997, 1996 and 1995
                                     ------

5. 401(k) Savings Plan

    The Company has established a 401(k) tax-deferred savings plan. The plan provides for contributions by employees and the Company, with the Company's contribution consisting of a partial matching of employee's contributions and a discretionary contribution. The cost of the 401(k) plan contribution charged against current earnings was $32,288, $209,738 and $212,233, for the years ended June 30, 1997, 1996 and 1995, respectively.

6. Employee Stock Ownership Plan

    The Company established an Employee Stock Ownership Plan (ESOP) and a related ESOP Trust in 1993. The plan covers substantially all permanent employees. Contributions are made at the discretion of the Board of Directors. Employees immediately become 100% vested after five years of service.

    ESOP expense is based on contributions made to the ESOP Trust. ESOP expense charged to current earnings was $743,013 (of which $118,961 represents an amount equal to the interest expense related to the ESOP debt discussed below), $213,990 and $318,638, for the years ended June 30, 1997, 1996 and 1995, respectively.

    The Company has an obligation to repurchase shares of the Company's common stock distributed from the ESOP at the time of an employee's retirement or termination from the Company. The Company did not repurchase any ESOP shares during the years ended June 30, 1997, 1996 and 1995. At June 30, 1997, 1996 and 1995, the ESOP owned 223,245 shares, 28,667 shares and 28,667 shares, respectively. The appraised value per share was between $14.47 and $14.57 per share on a minority interest basis at June 30, 1996, and $17.04 and $18.49 per share at June 30, 1995. The appraisal at June 30, 1997 had not yet been completed at August 22, 1997.

    During the year ended June 30, 1997, the ESOP arranged a loan of $2,500,000, from a bank to acquire Company stock from the majority shareholder. The proceeds of the loan were used to purchase 181,818 shares at $13.75 per share. The loan bears interest at the bank's prime rate (8.5% at June 30, 1997) payable monthly. The principal of the loan is payable by the ESOP Trust at $29,762 monthly with a balloon payment due November 1, 2001. The Company is a guarantor on this loan. Because its ESOP contributions fund the loan repayment, the Company has reported in the accompanying balance sheet the outstanding balance of this debt (see Note 7) and a corresponding reduction in stockholders' equity for unearned ESOP shares.

    As collateral for the loan, the bank holds shares of stock acquired with the loan proceeds. The bank releases shares to the ESOP as of the last day of the plan year (June 30). In accordance with U.S. Treasury regulations, the number of shares released is based on the loan payments by the ESOP Trust. Of the 223,245 shares owned by the ESOP June 30, 1997, the bank holds 161,722 shares as collateral for the outstanding loan balance.

                              R.O.W. SCIENCES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                    Years Ended June 30, 1997, 1996 and 1995
                                     ------


7. Notes Payable

   Notes payable consist of the following at June 30, 1997 and 1996:


                                                              1997             1996
                                                              ----             ----
   Line of credit with bank                            $    2,930,000    $       -
   Note to former officer, payable in monthly
    installments of $8,905 including interest at 8%           298,070         377,601
   Guarantee of ESOP debt (see Note 6)                      2,261,904            -
   Note to bank, secured by equipment, payable
    in monthly installments of $11,111 plus
    interest at 7.25%                                           -              77,778
                                                          -----------       -----------
                                                            5,489,974         455,379
   Less current portion                                     3,373,276         157,309
                                                          -----------       -----------
   Long-term portion                                   $    2,116,698    $    298,070
                                                          -----------       -----------
                                                          -----------       -----------


    The line of credit agreement is for a maximum of $6,000,000. Borrowings under the line of credit agreement bear interest at the London Interbank Offered Rate (LIBOR) plus 1.90% (for an effective rate of 7.587% at June 30,
    1997) with interest payable monthly. The line of credit allows the Company to borrow up to $4,000,000 to finance the purchase of the Company's common stock through January 31, 1998, as well as borrow against accounts receivable for working capital needs. The line of credit is secured by substantially all corporate assets and expires October 31, 2001. In addition, the line of credit agreement contains a minimum tangible net worth and other financial covenants for the Company.

    The following is a schedule of future minimum payments on the above notes payable as of June 30, 1997:


    Year ending June 30,      1998                   $       3,373,276
                              1999                             450,425
                              2000                             458,167
                              2001                             374,778
                              2002                             833,328
                                                         --------------
                                                     $       5,489,974
                                                         --------------
                                                         --------------

                              R.O.W. SCIENCES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                    Years Ended June 30, 1997, 1996 and 1995
                                     ------


8. Accrued Expenses

   Accrued expenses at June 30, 1997 and 1996, consist of the following:




                                                 1997             1996
                                                 ----             ----
   Accrued 401(k) contribution           $       42,930   $       195,920
   Accrued ESOP contribution                    350,000           194,000
   Accrued vacation                             554,115           483,877
   Accrued salaries and bonuses               1,075,900           960,072
   Accrued payroll taxes                         98,372           244,540
   Health insurance reserve                     429,405           429,405
   Miscellaneous                                (22,294)          (13,506)
                                            ------------      ------------
        Total                           $     2,528,428   $     2,494,308
                                            ------------      ------------
                                            ------------      ------------

9. Income Taxes

    The Company utilizes the accrual accounting method for tax reporting purposes. Deferred income taxes arise primarily from the temporary differences in the treatment of accrued vacation, depreciation, deferred rent, accrued medical insurance, and bad debt expense for book and tax purposes.

    The provision for income taxes consists of the following:


                                      1997                 1996                 1995
                                      ----                 ----                 ----
   Current provision:
      Federal                 $      761,884       $      739,845       $      982,865
      State                          191,760              150,640              188,447
                                 -----------          -----------         ------------
        Total current
          provision                  953,644              890,485            1,171,312
                                 -----------          -----------         ------------
    Deferred provision:
      Federal                         (1,353)              (9,378)            (245,400)
      State                             (300)              (1,910)             (24,892)
                                  -----------          -----------         ------------
        Total deferred
          benefit                     (1,653)             (11,288)            (270,292)
                                  -----------          -----------         ------------
        Total provision       $      951,991       $      879,197       $      901,020
                                  -----------          -----------         ------------
                                  -----------          -----------         ------------


                              R.O.W. SCIENCES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                    Years Ended June 30, 1997, 1996 and 1995
                                     ------


9. Income Taxes (continued)

   The net deferred tax asset, based on an estimated effective tax rate of 38.6%, consists of the following:


                                                                      1997                1996
                                                                      ----                ----
   Deferred tax asset for accrued vacation and
    other liabilities deductible in the future when paid       $      431,768      $      449,395
   Deferred tax liability for accumulated tax
    depreciation in excess of book                                    (48,250)            (67,530)
                                                                   -----------         -----------
   Deferred tax asset, net                                     $      383,518      $      381,865
                                                                   -----------         -----------
                                                                   -----------         -----------

    The effective income tax rate differs from the federal statutory rate due to the following:


                                           1997      1996        1995
                                           ----      ----        ----
    Federal statutory rate                34.0%     34.0%       34.0%
    State income tax, net of
     federal benefit                       4.6%      4.6%        4.6%

    Other items, net, primarily
     non-deductible expenses and
     changes in tax estimates              2.1%      1.8%         .2%
                                          ------    ------      ------
                                          40.7%     40.4%       38.8%
                                          ------    ------      ------
                                          ------    ------      ------


10. Capitalized Lease Obligation

    Future minimum lease payments under capital leases as of June 30, 1997, payable in the next fiscal year total $39,574, net of imputed interest of $911. The book value of equipment under capital leases was $99,556, $135,526 and $185,012 at June 30, 1997, 1996 and 1995, respectively, net of accumulated amortization of $301,294, $265,324 and $215,838.

                              R.O.W. SCIENCES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                    Years Ended June 30, 1997, 1996 and 1995
                                     ------



11. Commitments and Contingencies

    Operating Leases

    The Company's current lease for office space expires in 2002. The Company also is leasing space for its laboratory division which expires in 2003. The future minimum lease payments as of June 30, 1997, relating to these leases are as follows:

    Year ending June 30,      1998              $     1,567,632
                              1999                    1,562,321
                              2000                    1,598,827
                              2001                    1,636,225
                              2002                    1,531,568
                              Thereafter                629,453
                                                 --------------
                                                $     8,526,026
                                                 --------------
                                                 --------------

    The Company's office lease includes rent abatement for various periods. The deferred rent liability is being amortized over the life of the lease. Rent expense is based on minimum lease payments plus increases in the lessor's operating expenses and real estate taxes. Total rent expense for the years ended June 30, 1997, 1996 and 1995, was $1,409,919, $1,351,827 and
    $1,521,158, respectively, net of sublease income of $165,710, $164,896 and $27,483.

    The Company also leases furniture and equipment and an automobile under operating leases expiring in various years through 2002. The future minimum lease payments as of June 30, 1997, relating to these leases are as follows:

    Year ending June 30,      1998               $       190,244
                              1999                       171,351
                              2000                       163,030
                              2001                       141,948
                              2002                       140,111
                                                   --------------
                                                 $       806,684
                                                   --------------
                                                   --------------

    Rent expense under these leases for the years ended June 30, 1997, 1996 and 1995 was $36,566, $41,878 and $58,283, respectively.

                              R.O.W. SCIENCES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                    Years Ended June 30, 1997, 1996 and 1995
                                     ------


11. Commitments and Contingencies (continued)

    Government Audit

    A significant portion of the revenues of the Company represent payments made by the federal government on contracts which are subject to audit by the government. The disallowance of contract costs by the government would reduce contract profitability. The Defense Contract Audit Agency (DCAA) has completed its audits of the Company's incurred cost submissions through the fiscal year ended June 30, 1995. There were no material adjustments to the Company's submitted costs. Management believes any adjustments by government auditors for fiscal years 1997 and 1996 when audited will not be material to the Company's financial statements.

    Stock Repurchases

    Under the terms of the stockholders' agreements, the Company must purchase certain stockholders' outstanding stock for the most recent appraised valuation price. As of June 30, 1997, there are 8,810 shares subject to the repurchase requirement. In addition, as discussed in Note 6, the Company has an obligation to purchase shares of the Company's stock distributed from the ESOP Trust.

    Litigation

    The Company is involved in certain litigation and proceedings related to former employees. Management believes that liabilities, if any, arising from these matters will not be material to the Company's financial statements.

12. Supplemental Cash Flows Information


                                                          1997          1996           1995
                                                      -----------   ------------   ------------
    Cash paid for interest                            $   145,998   $     70,528   $    225,448
                                                      -----------   ------------   ------------
                                                      -----------   ------------   ------------
    Cash paid for income taxes                        $   937,349   $  1,015,904   $  1,141,389
                                                      -----------   ------------   ------------
                                                      -----------   ------------   ------------
    Non-Cash Transaction


    During 1995, the Company agreed to repurchase 30,500 shares of its stock from a former officer for $549,000. A note payable for $439,200, (see Note
    7), and an account payable for $109,800, for cash paid after June 30, 1995, were recorded at June 30, 1995.